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                                                                      EXHIBIT 23

                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors
Tower Air, Inc.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41345) pertaining to the Tower Air 1993 Long-Term Incentive Plan of our report dated February 15, 1999, with respect to the financial statements and schedule of Tower Air, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                        Ernst & Young LLP

Melville, New York
April 15, 1999